UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  September 7, 2005

SKYWEST, INC.

(Exact name of registrant as specified in its charter)

Utah	0-14719	87-0292166
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

444 South River Road
St. George, Utah	84790
(Address of principal executive offices)	(Zip Code)

(435) 634-3000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                                       Entry into a Material Definitive Agreement.

On September 7, 2005, SkyWest, Inc. (the “Company”) completed its acquisition of all of the issued and outstanding capital stock of Atlantic Southeast Airlines, Inc. (“ASA”) from ASA Holdings, Inc. (“ASA Holdings”), a subsidiary of Delta Air Lines, Inc. (“Delta”).  ASA is a regional airline with market positions in the East Coast, Southeastern and Western United States markets.  More information with respect to the Company’s acquisition of ASA is set forth below in Item 2.01 of this Form 8-K.

In connection with the acquisition of ASA, the Company’s wholly-owned subsidiary, SkyWest Airlines, Inc. (“SkyWest Airlines”), and Delta entered into an Amended and Restated Delta Connection Agreement and ASA and Delta entered into a Second Amended and Restated Delta Connection Agreement (collectively, the “Delta Connection Agreements”), whereby SkyWest Airlines and ASA have agreed to provide regional airline service in the Delta flight system.  The Delta Connection Agreements became effective September 8, 2005.  Copies of the Delta Connection Agreements are attached hereto, and incorporated herein by this reference, as Exhibit 1.1, with respect to SkyWest Airlines, and Exhibit 1.2, with respect to ASA.

Each of the Delta Connection Agreements provides for a fifteen-year term, subject to early termination by Delta or SkyWest Airlines or ASA, as applicable, upon the occurrence of certain events.  Delta’s termination rights include cross-termination rights between the two Delta Connection Agreements, the right to terminate each of the Delta Connection Agreements upon the occurrence of certain force majeure events, including certain labor-related events, that prevent SkyWest Airlines or ASA from performance for certain periods, and (iii) the right to terminate the ASA Delta Connection Agreement if ASA fails to maintain competitive base rate costs, subject to certain adjustment rights.  In addition to the termination rights, Delta has the right to extend the term of the Delta Connection Agreements upon the occurrence of certain events or at the expiration of the initial term.  SkyWest Airlines and ASA have the right to terminate their respective Delta Connection Agreements upon the occurrence of certain breaches by Delta, including the failure to cure payment defaults.  SkyWest Airlines and ASA also have cross-termination rights between the two Delta Connection Agreements.

Under the terms of the SkyWest Airlines Delta Connection Agreement, Delta agrees to compensate SkyWest Airlines on a monthly basis for its direct costs associated with operating the Delta Connection flights, plus a payment based on block hours flown.  Under the terms of the ASA Delta Connection Agreement, Delta agrees to compensate ASA on a monthly basis for its direct costs associated with operating the Delta Connection flights, plus, if ASA completes a certain minimum percentage of its Delta Connection flights, an additional percentage of such costs.  Additionally, ASA’s Delta Connection Agreement provides for monthly and quarterly incentive compensation upon satisfaction of certain performance goals.  Under the ASA Delta Connection Agreement, excess margins over certain percentages must be returned or shared with Delta, depending on various conditions.  The parties to the Delta Connection Agreements make customary representations, warranties and covenants, and the agreements contain other provisions typical of agreements of this kind, including with respect to various operational, marketing and administrative matters.

The foregoing paragraphs provide a brief summary of selected provisions of the Delta Connection Agreements.  This summary is not complete and is qualified in its entirety by reference to the copies of the SkyWest Airlines Delta Connection Agreement, attached hereto as Exhibit 1.1, and the ASA Delta Connection Agreement, attached hereto as Exhibit 1.2.  The Delta Connection Agreements have been attached to provide investors with information regarding their terms and are not intended to provide investors with factual information about the current state of affairs of the Company, SkyWest Airlines or ASA.  The Delta Connection Agreements contain representations and warranties and other statements that are solely for the benefit of the parties to those agreements and are designed to allocate business and other risks among the parties.  Additionally, such representations and warranties and other statements (i) speak only as to the date on which they were made, and may be modified or qualified by confidential schedules or other disclosures, agreements or understandings among the parties, which the parties believe are not required by the securities laws to be publicly disclosed, and (ii) may be subject to a different materiality standard than the standard that is applicable to disclosures to investors.  Moreover, information concerning the subject matter of the representations and warranties and other statements made in the Delta Connection Agreements will likely change after the execution date of the Delta Connection Agreements, and subsequent information may or may not be fully reflected in the Company’s public disclosures.  Accordingly, investors should not rely upon representations and warranties and other statements in the

Delta Connection Agreements as factual characterizations of the actual state of affairs of the Company, SkyWest Airlines or ASA.  Investors should instead look to disclosures contained in the Company’s reports under the Securities Exchange Act of 1934, as amended.

ITEM 2.01                                       Completion of Acquisition or Disposition of Assets.

On September 7, 2005, the Company completed its acquisition of all of the issued and outstanding capital stock of ASA.  ASA is a regional airline with market positions in the East Coast, Southeastern and Western United States markets.  The Company previously announced on August 15, 2005 that it had entered into an agreement to acquire ASA.  A copy of the Stock Purchase Agreement (the “Purchase Agreement”), dated as of August 15, 2005, among the Company, Delta and ASA Holdings is attached hereto as Exhibit 2.1 and incorporated herein by this reference.

Pursuant to the terms of the Purchase Agreement, the Company paid approximately $350 million to Delta at the closing, representing approximately $330 million of purchase price and $20 million relating to certain aircraft financing deposits.  An additional $125 million, representing $95 million of purchase price and $30 million relating to certain aircraft financing deposits, will be payable to Delta at the earlier of (i) the assumption by Delta of each of the SkyWest Airlines and ASA Delta Connection Agreements, along with other bankruptcy-related conditions, should Delta file for reorganization under Chapter 11 of the U.S. Bankruptcy Code, or (ii) four years after the closing.  The Company deposited $95 million toward this amount into an escrow account at the closing.  The purchase price is subject to certain post-closing adjustments related to ASA’s working capital as of the closing of the transaction.

Under the terms of the Purchase Agreement, Delta and ASA Holdings have agreed to indemnify SkyWest, and SkyWest have agreed to indemnify Delta and ASA Holdings from damages suffered due to breaches of representations, warranties or covenants made in the Purchase Agreement.  Recoveries under the indemnification provisions of the Purchase Agreement are subject to certain minimum losses per event, and an aggregate minimum for all losses.  Recoveries are also subject to an aggregate cap on all losses.  Notwithstanding the terms of the Purchase Agreement, it is unclear whether, or to what extent, the Company would be able to recover amounts it is due from Delta under the indemnification provisions of the Purchase Agreement if Delta files for reorganization under Chapter 11 of the U.S. Bankruptcy Code.

The foregoing paragraphs provide a brief summary of selected provisions of the Purchase Agreement.  This summary is not complete and is qualified in its entirety by reference to the copy of the Purchase Agreement attached hereto as Exhibit 2.1.  The Purchase Agreement has been attached to provide investors with information regarding its terms and is not intended to provide investors with factual information about the current state of affairs of the Company, SkyWest Airlines or ASA.  The Purchase Agreement contains representations and warranties and other statements that are solely for the benefit of the parties to such agreement and are designed to allocate business and other risks among the parties.  Additionally, these representations and warranties and other statements (i) speak only as to the date on which they were made, and may be modified or qualified by confidential schedules or other disclosures, agreements or understandings among the parties, which the parties believe are not required by the securities laws to be publicly disclosed, and (ii) may be subject to a different materiality standard than the standard that is applicable to disclosures to investors.  Moreover, information concerning the subject matter of the representations and warranties and other statements made in the Purchase Agreement may have changed since the date of the Purchase Agreement, and will likely further change in the future.  Subsequent information that has changed may or may not be fully reflected in the Company’s public disclosures.  Accordingly, investors should not rely upon representations and warranties and other statements in the Purchase Agreement as factual characterizations of the actual state of affairs of the Company, SkyWest Airlines or ASA.  Investors should instead look to disclosures contained in the Company’s reports under the Securities Exchange Act of 1934, as amended.

*       *       *

Forward-Looking Statements

In addition to historical information, this report and the exhibits attached hereto contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include statements regarding the timing and benefits of the proposed transaction, expected synergies, and anticipated future financial operating performance and results.  Such statements encompass the Company’s beliefs, expectations, hopes or intentions regarding future events.  Words such as “expects,” “intends,” “believes,” “anticipates,” “should,” “likely” and similar expressions identify forward-looking statements.  All forward-looking statements included in this report and the exhibits attached hereto are made as of the date hereof and are based on information available to the Company as of such date.  The Company assumes no obligation and does not intend to update any forward-looking statement. Actual results will vary, and may vary materially, from those anticipated, estimated, projected or expected for a number of reasons, including, among others: potential bankruptcy or restructuring proceedings involving Delta; Delta’s failure to assume the Delta Connection Agreements in bankruptcy proceedings; the failure to integrate the operations and employees of the Company and ASA and achieve the anticipated synergies as a result of the acquisition; the failure to successfully operate as anticipated under the terms of the Delta Connection Agreements; the impact of negotiations with ASA’s organized labor forces and the impact of the costs of such labor forces on ASA’s and the Company’s operations and financial condition; the failure to accurately forecast acquisition-related costs; and the challenges of competing successfully in a highly competitive and rapidly changing industry.  Other factors that may cause actual results to vary from the Company’s expectations include developments associated with fluctuations in the economy and the demand for air travel; bankruptcy proceedings involving United Airlines, Inc.; ongoing negotiations between the Company and its major partners regarding their contractual relationships; variations in market and economic conditions; employee relations and labor costs; rapidly escalating fuel costs; the degree and nature of competition; potential fuel shortages in markets where SkyWest Airlines or ASA operate; the impact of Hurricane Katrina, other weather-related disasters, or other natural disasters on air travel and airline costs; the ability of SkyWest Airlines and ASA to expand services in new and existing markets and to maintain profit margins in the face of pricing pressures; aircraft deliveries; the Company’s ability to obtain financing; and other unanticipated factors.  Risk factors, cautionary statements and other conditions which could cause actual results to differ from the Company’s current expectations are contained in the Company’s filings with the Securities and Exchange Commission, including the risk factors set forth in the Company’s most recently filed Annual Report on Form 10-K and Quarterly Report on Form 10-Q.  All forward-looking statements are qualified in their entirety by this cautionary statement.

ITEM 8.01.                                    Other Events.

On September 8, 2005, the Company issued a press release announcing the closing of the purchase of ASA from ASA Holdings, and the entry by SkyWest Airlines and ASA into the Delta Connection Agreements with Delta.  A copy of this press release is attached hereto as Exhibit 99.1.

ITEM 9.01                                       Financial Statements and Exhibits.

(a)                                  Financial statements of businesses acquired.

The financial statements of ASA required to be filed in connection with the transaction described in Item 2.01 above will be filed by amendment to this Form 8-K not later than 71 days following the date this Form 8-K was required to be filed.

(b)                                 Pro forma financial information.

The pro forma financial information required to be filed in connection with the transaction described in Item 2.01 above will be filed by amendment to this Form 8-K not later than 71 days following the date this Form 8-K was required to be filed.

(c)                                  Exhibits.

Exhibit Number	Title of Document	Location

1.1

Amended and Restated Delta Connection Agreement, dated as of September 8, 2005, by and between SkyWest Airlines, Inc. and Delta Air Lines, Inc. (Confidential treatment has been requested for this exhibit and the confidential portions have been filed with the Securities and Exchange Commission)

Attached

1.2

Second Amended and Restated Delta Connection Agreement, dated as of September 8, 2005, by and between Atlantic Southeast Airlines, Inc. and Delta Air Lines, Inc. (Confidential treatment has been requested for this exhibit and the confidential portions have been filed with the Securities and Exchange Commission)

Attached

2.1	Stock Purchase Agreement, dated as of August 15, 2005, by and among SkyWest, Inc., Delta Air Lines, Inc., and ASA Holdings, Inc.	Attached

99.1	Press release dated September 8, 2005	Attached

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYWEST, INC.

Date: September 13, 2005	By:	/s/ Bradford R. Rich
Bradford R. Rich, Executive Vice President,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

1.1

Amended and Restated Delta Connection Agreement, dated as of September 8, 2005, by and between SkyWest Airlines, Inc. and Delta Air Lines, Inc. (Confidential treatment has been requested for this exhibit and the confidential portions have been filed with the Securities and Exchange Commission)

1.2

Second Amended and Restated Delta Connection Agreement, dated as of September 8, 2005, by and between Atlantic Southeast Airlines, Inc. and Delta Air Lines, Inc. (Confidential treatment has been requested for this exhibit and the confidential portions have been filed with the Securities and Exchange Commission)

2.1	Stock Purchase Agreement dated as of August 15, 2005, by and among SkyWest, Inc., Delta Air Lines, Inc., and ASA Holdings, Inc.

99.1	Press release dated September 8, 2005.